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GMO Trust
FYE 2/28/98
Attachment Filed in Response to Form N-SAR Sub-Item 77P
Annual Expense Ratios

Fund Name                                  Class 1  Class 2  Class 3

Core Fund                                                       0.48%
Growth Fund                                                     0.48%
Value Fund                                                      0.61%
Short Term Income Fund                                          0.20%
International Core Fund                                         0.69%
Japan Fund                                                      0.69%
Tobacco Free Core Fund                                          0.48%
Fundamental Value Fund                                          0.75%
International Small Companies Fund                              0.75%
Small Cap Value Fund                                            0.48%
Pelican Fund                                                    0.95%
US Sector Fund                                                  0.27%
International Bond Fund                                         0.40%
Small Cap Growth Fund                                           0.48%
Emerging Markets Fund                                           1.24%
Emerging Country Debt Fund                                      0.53%
Global Hedged Equity Fund                                       0.58%
Domestic Bond Fund                                              0.25%
Currency Hedged International Bond Fund                         0.40%
Inflation Indexed Bond Fund                                     0.25%
Currency Hedged International Core Fund                         0.69%
Global Bond Fund                                                0.34%
REIT Fund                                                       0.69%
Foreign Fund                                                    0.75%
International Equity Allocation Fund          0.13%    0.07%    0.00%
World Equity Allocation Fund                  0.13%    0.12%    0.00%
Global (US+) Equity Allocation Fund           0.13%             0.00%
Global Balanced Allocation Fund               0.13%    0.07%    0.00%
Global Properties Fund                                          1.43%
US Bond/Global Alpha A Fund                                     0.40%
US Bond/Global Alpha B Fund                                     0.35%
Evolving Countries Fund                                         1.65%
Asia Fund                                                       2.52%
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